Exhibit 3.1


                                                                Entity #: 352490
                                                         Date Filed:  11/24/2009
                                                                 Pedro A. Cortes
                                                   Secretary of the Commonwealth


PENNSYLVANIA DEPARTMENT OF STATE
CORPORATION BUREAU

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       Statement of Change of Registered Office (15 Pa.C.S.)
               |X| Domestic Business Corporation (ss. 1507) |_| Foreign Business Corporation (ss. 4144) |_| Domestic Nonprofit Corporation (ss. 5507) |_| Foreign Nonprofit Corporation (ss. 6144) |_| Domestic Limited Partnership (ss. 8506)

Fee:  $70


     In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations), the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

     1. The name is:
        Tasty Baking Company
        ------------------------------------------------------------------------

     2. The (a) address of its initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

        (a) Number and Street         City       State    Zip         County
        2801 Hunting Park Avenue Philadelphia     PA     19129     Philadelphia
        ------------------------------------------------------------------------

        (b) Name of Commercial Registered Office Provider               County
        c/o:  N/A
              ------------------------------------------------------------------

     3. Complete part (a) or (b):

        (a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

        Navy Yard Corporate Center  Three Crescent Dr.  Ste 200
        Philadelphia, PA   19112   Philadelphia
        ------------------------------------------------------------------------
        Number and street
         City       State   Zip     County

        (b) The registered office of the corporation or limited partnership shall be provided by:

         c/o:
        ------------------------------------------------------------------------
              Name of Commercial Registered Office Provider         County

DSCB: 15-1507/4144/5507/6144/8506-2



     4. Strike out if a limited partnership:

        Such change was authorized by the Board of Directors of the corporation.












                                  IN TESTIMONY WHEREOF, the undersigned has caused this Statement of Change of Registered Office to be signed by a duly authorized officer thereof this

                                  24th day of November, 2009.
                                  ----        ---------------


                                  Tasty Baking Company
                                  ----------------------------------------------
                                       Name of Corporation/Limited Partnership

                                  /s/Lisa A. Hanssen
                                  ----------------------------------------------
                                       Signature

                                  Lisa A. Hanssen, V.P. & Asst. General Counsel
                                  ----------------------------------------------
                                       Title